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                                                                    Exhibit 10.2

           AMENDMENT NO. 4 TO AND WAIVER UNDER REGISTRATION AGREEMENT

          THIS AMENDMENT NO. 4 TO AND WAIVER UNDER REGISTRATION AGREEMENT is made as of December 11, 2001 by and among Global Imaging Systems, Inc., a Delaware corporation (the "Company"); Golder, Thoma, Cressey, Rauner Fund IV, Limited Partnership, a Delaware limited partnership ("GTCR"); Jackson National Life Insurance Company, a Michigan life insurance company ("JNL"); Thomas S. Johnson ("Johnson"); and the other stockholders of the Company signatories hereto (the "Stockholders").

     WHEREAS, the Company, GTCR, JNL, Johnson and the Stockholders are parties to the Registration Agreement dated June 9, 1994, as amended (the "Registration Agreement"), pursuant to which each of GTCR, JNL, Johnson and the Stockholders have registration rights for their shares of the Company's Common Stock (capitalized terms not defined herein shall be as defined in the Registration Agreement);

     WHEREAS, Section 9(e) of the Registration Agreement provides that provisions of the agreement may be amended and the Company may take any action therein prohibited, or omit to perform any act therein required to be performed by it, if the Company has obtained the written consent of GTCR, holders of a majority of the JNL Registrable Securities and the holders of 80% of the Registrable Securities;

     WHEREAS, the parties hereto collectively hold a majority of the JNL Registrable Securities and over 80% of the Registrable Securities;

     WHEREAS, many of the parties to the Registration Agreement hold shares of the Company's Common Stock that are eligible for resale under Rule 144(k) of the General Rules and Regulations of the Securities Act of 1933 ("Rule 144(k)");

     WHEREAS, the parties hereto now desire to amend the Registration Agreement to provide that shares of the Company's Common Stock that are eligible for resale under Rule 144(k) and that are held by stockholders who are eligible to sell their shares under Rule 144(k) shall not be Registrable Securities;

     WHEREAS, the Company filed a "shelf" registration statement on Form S-3 with the Securities and Exchange Commission on October 9, 2001 registering the offer and sale of up to $50,000,000 in common stock by the Company and up to 3,500,000 shares of common stock by certain selling stockholders named therein (the "Shelf Registration Statement," regardless of whether such registration statement is amended to provide that it is no longer a "shelf" registration statement); and

     WHEREAS, the Company proposes to offer to certain parties, including certain parties hereto, the opportunity to include their shares in the Shelf Registration Statement as it is declared effective and to sell their shares pursuant to the Shelf Registration Statement in an underwritten offering pursuant to the Shelf Registration Statement, if such an underwritten offering occurs (a "Shelf Offering," regardless of whether the Shelf Registration Statement is amended to provide

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that it is no longer a "shelf" registration statement) and, in light of such opportunity, the parties hereto desire to waive technical compliance with certain provisions of the Registration Agreement to facilitate such an offering.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties, intending legally to be bound hereby and to bind all parties to the Registration Agreement, agree as follows:

     1. Definition of Registrable Securities. Subparagraph 8(b) of the Registration Agreement is hereby amended by adding the following sentence at the end:

     "Notwithstanding anything to the contrary in this subparagraph, shares of common stock of the Company that are not JNL Registrable Securities shall cease to be Registrable Securities when such shares are eligible for resale under Rule 144(k) and are held by stockholders who are eligible to sell their shares under Rule 144(k)."

     2. Waiver in Connection with Shelf Offering.

          (a) To facilitate any underwritten offering pursuant to the Shelf Registration Statement, the parties hereto hereby waive:

               (i) any rights of any holder of Registrable Securities pursuant to the Registration Agreement to have their shares included in the Shelf Registration Statement, provided the Company includes up to 3,500,000 shares of common stock held by stockholders in the Shelf Registration Statement, with the final amount and allocation of such shares among stockholders to be determined in the discretion of the Company;

               (ii) any rights of any holder of Registrable Securities pursuant to the Registration Agreement to receive or have received notice of the Shelf Registration Statement; and

               (iii) any noncompliance by the Company with the provisions of
                     Sections 2 through 4 ("Piggyback Registrations," "Holdback Agreements" and "Registration Procedures") of the Registration Agreement in connection with the Shelf Registration Statement or any Shelf Offering.

          (b) This waiver shall not prejudice or limit the future rights of any party hereto under the Registration Agreement in connection with any registration of the Company's securities other than pursuant to the Shelf Registration Statement.

                                      *****

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          This Amendment No. 4 and Waiver to Registration Agreement may be
executed in counterparts, each of which will constitute an original, and all of which together will constitute one and the same document. This Amendment No. 4 and Waiver to Registration Agreement may also be executed by facsimile transmission.

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          IN WITNESS WHEREOF, the Company and each of the undersigned has executed this Amendment No. 4 to and Waiver under the Registration Agreement as of December 11, 2001.

                                         GLOBAL IMAGING SYSTEMS, INC.


                                         By: /s/ Thomas S. Johnson
                                             -----------------------------------
                                         Its:
                                             -----------------------------------


                                         GOLDER, THOMA, CRESSEY, RAUNER
                                         FUND IV, LIMITED PARTNERSHIP


                                         By: GTCR IV, L.P.
                                             General Partner


                                         By: Golder, Thoma, Cressey, Rauner Inc.
                                             General Partner


                                         By: /s/ Carl D. Thoma
                                             -----------------------------------
                                         Its: partner


                                         JACKSON NATIONAL LIFE INSURANCE
                                         Company by: PPM America, Inc.


                                         By: /s/ Bruce D. Gorchow
                                             -----------------------------------
                                         Its: Executive VP


                                         /s/ Thomas S. Johnson
                                         ---------------------------------------
                                         THOMAS S. JOHNSON


                                         /s/ Mark M. Lloyd
                                         ---------------------------------------
                                         MARK M. LLOYD


                                         /s/ Raymond Schilling
                                         ---------------------------------------
                                         RAYMOND SCHILLING


                                         /s/ Alfred N. Vieira
                                         ---------------------------------------
                                         ALFRED N. VIEIRA


                                         /s/ Todd S. Johnson
                                         ---------------------------------------
                                         TODD S. JOHNSON

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